UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2021

ORGANICELL REGENERATIVE MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4045 Sheridan Avenue, Suite 239, Miami Beach, Florida	33140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Registrant,” “the Company,” “Organicell,” “we,” “us” and “our” refer to Organicell Regenerative Medicine, Inc. and its subsidiaries.

Item 8.01	Other Events.

On November 5, 2021, Organicell issued a press release in which it announced that the Company has received confirmation from the Financial Industry Regulatory Agency (“FINRA”) that the pending marketplace name change and trading symbol change request to Organicell Regenerative Medicine, Inc. and “OCEL” has been approved and will become effective in the marketplace on Monday, November 8, 2021.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated, November 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2021	ORGANICELL REGENERATIVE MEDICINE, INC.

	By:	/s/ Ian Bothwell
Ian Bothwell Chief Financial Officer

2